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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               November 21, 2002
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                        1-10218                       13-3489233
(State or other jurisdiction of    (Commission file number)            (I.R.S. Employer
incorporation or organization)                                       Identification No.)

                  250 Stephenson Highway, Troy, Michigan 48083
              (Address of principal executive offices (zip code)

                                 (248) 824-2500
              (Registrant's telephone number, including area code)

                   5755 New King Court, Troy, Michigan 48098
             (Former name or former address, if changed since last
                                    report)

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Item 5.  Other Events.

         Exhibits. The following exhibits are filed herewith:

         Exhibit No.     Description

         (10.1)          Amended and Restated Receivables Transfer Agreement

         (10.2)          Amendment No. 1 to the Receivables Purchase Agreement
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 21, 2002

                               COLLINS & AIKMAN CORPORATION



                               By: /s/ J. Michael Stepp
                                   ----------------------------------
                               Name:  J. Michael Stepp
                               Title: Vice Chairman and Chief Financial Officer
                                      (Principal Financial Officer)



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                                 EXHIBIT INDEX
                                 -------------


         Exhibit No.     Description

         (10.1)          Amended and Restated Receivables Transfer Agreement

         (10.2)          Amendment No. 1 to the Receivables Purchase Agreement